Financial assets at fair value through other comprehensive income	12 Months Ended
Dec. 31, 2021
Financial assets at fair value through other comprehensive income [abstract]
Financial assets at fair value through other comprehensive income	Financial assets at fair value through other comprehensive income
Accounting for financial assets at fair value through other comprehensive income (FVOCI)
Financial assets that are debt instruments held in a business model that is achieved by both collecting contractual cash flows and selling and that contain contractual terms that give rise on specified dates to cash flows that are SPPI are measured at FVOCI. They are subsequently re-measured at fair value and changes therein (except for those relating to impairment, interest income and foreign currency exchange gains and losses) are recognised in other comprehensive income until the assets are sold. Interest (calculated using the effective interest method) is recognised in the income statement in net interest income (Note 3). Upon disposal, the cumulative gain or loss recognised in other comprehensive income is included in net investment income (Note 6).
In determining whether the business model is achieved by both collecting contractual cash flows and selling financial assets, it is determined that both collecting contractual cash flows and selling financial assets are integral to achieving the objective of the business model. The Group will consider past sales and expectations about future sales to establish if the business model is achieved.
For equity securities that are not held for trading, the Group may make an irrevocable election on initial recognition to present subsequent changes in the fair value of the instrument in other comprehensive income (except for dividend income which is recognised in profit or loss). Gains or losses on the de-recognition of these equity securities are not transferred to profit or loss. These assets are also not subject to the impairment requirements and therefore no amounts are recycled to the income statement. Where the Group has not made the irrevocable election to present subsequent changes in the fair value of the instrument in other comprehensive income, equity securities are measured at fair value through profit or loss.

	2021	2020
	£m	£m
Debt securities and other eligible bills	60,798	77,736
Equity securities	902	761
Loans and advances	53	191
Financial assets at fair value through other comprehensive income	61,753	78,688
On 21 April 2022, Barclays sold 63m ordinary shares in Absa Group Limited (7.4% of Absa’s issued share capital) at a price of ZAR164.0 per share, raising aggregate gross sale proceeds of ZAR10.3bn (£516ma). The sale is expected to result in an increase of approximately 10 basis points to Barclays' CET1 ratio in the second quarter of 2022 primarily due to reduced capital deductions and RWAs, partially offset by a loss on sale of £42m through the income statement.
Note
a    Exchange rate GBP/ZAR 20.04 as of 21 April 2022.